Exhibit 10.45

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (this “Amendment”), dated March 10, 2019 and effective January 1, 2019, is made by and between VISHAY ADVANCED TECHNOLOGIES, LTD (the “Company”), a corporation organized under the laws of the State of Israel and a wholly-owned subsidiary of VISHAY PRECISION GROUP, INC. a Delaware corporation (“VPG”), and ZIV SHOSHANI (the “Executive”).
WHEREAS, the Company and the Executive are parties to an employment agreement, dated November 17, 2010, as amended (the “Employment Agreement”);
WHEREAS, Section 8.5 of the Employment Agreement provides that the Company and the Executive may amend the Employment Agreement by mutual agreement in writing; and
WHEREAS, the Company and the Executive desire to amend the Employment Agreement as set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived here from and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Section 4.4 of the Employment Agreement is hereby amended by revising the first sentence thereof to read as follows:
“Beginning with the Company’s 2019 fiscal year and for each fiscal year thereafter during the Term, VPG shall grant Executive an annual equity award under VPG’s 2010 Stock Incentive Program (or any successor plan or arrangement thereof) having a value approximately equal to 175% of Executive’s Base Salary on such date (the “Annual Equity Grant”).”
2.    Except as set forth in this Amendment, all other terms and conditions of the Employment Agreement shall remain unchanged and in full force and effect.
3.    This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.
IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer, and Executive has executed this Amendment, in each case on the 10th day of March, 2019.
VISHAY ADVANCED TECHNOLOGIES, LTD
By:    /s/ Amir Tal
Amir Tal
Title:    Senior Vice President
ZIV SHOSHANI
    /s/ Ziv Shoshani